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                                                                Exhibit 10(c)(1)
                                    [FORM OF]
                          WAIVER AND RELEASE AGREEMENT
          For Participation in the Change in Control Severance Plan and
           Amended and Restated Supplemental Executive Retirement Plan


         This Waiver and Release Agreement is entered into by and between Battle Mountain Gold Company ("Company") and ______ ("Executive").

         WHEREAS, the Company adopted the Battle Mountain Gold Company Change in Control Severance Plan effective December 2, 1997 ("Severance Plan") and the Battle Mountain Gold Company Supplemental Executive Retirement Plan as amended and restated effective December 2, 1997 ("SERP");

         WHEREAS, participation in the Severance Plan and SERP require that the Executive waive and release all of his or her rights under any plans, employment agreements, other agreements, offer letter, and other communications, whether oral or written;

         NOW, THEREFORE, in consideration of the premises:

1. Effective as of the date hereof, Executive waives and releases any and all of his or her rights under [reference to existing agreement or arrangement] [with respect to severance benefits payable in the event of a change in control and supplemental retirement benefits under the SERP including supplemental retirement benefits payable in the event of a change in control contained in such [same reference]. "Change in control" for purposes of this Agreement shall have the same meaning as set forth in the Severance Plan.]

2. Company agrees that the Executive is a Participant in the Severance Plan and SERP effective July 19, 1999 subject to the terms of such plans and the Committee's right to terminate Executive's participation in the Severance Plan and SERP as specified in such plans.

         IN WITNESS WHEREOF, Executive and a duly authorized representative of the Company have executed this document on the date or dates indicated below:

EXECUTIVE:


                                        Date:
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BATTLE MOUNTAIN GOLD COMPANY



By:                                     Date:
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